Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Allegiant Bancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shaun R. Hayes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                               ALLEGIANT BANCORP, INC.

November 14, 2003                                                  By:   /s/ Shaun R. Hayes
                                                                                             Shaun R. Hayes, President and
                                                                                                Chief Executive Officer